UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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LOWE’S COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 1, 2012. LOWE’S COMPANIES, INC. 1000 LOWE’S BOULEVARD MAIL CODE: NB7IR MOORESVILLE, NC 28117 Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Type: Annual Meeting For holders as of: March 30, 2012 Date: June 1, 2012 Time: 10:00 a.m., EDT Location: Ballantyne Hotel 10000 Ballantyne Commons Parkway Charlotte, NC 28277 Directions to the meeting location can be found on the back cover of the proxy statement which can be viewed at www.proxyvote.com. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M45179-P22120

Before You Vote How to Access the Proxy Materials Proxy Materials Available to to VIEWor or RECEIVE: NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M45180-P22120

Voting Items Lowe’s Board of Directors recommends you vote FOR ALL of the listed nominees: 1. Election of Directors Nominees: 01) Raul Alvarez 07) Robert L. Johnson 02) David W. Bernauer 08) Marshall O. Larsen 03) Leonard L. Berry 09) Richard K. Lochridge 04) Peter C. Browning 10) Robert A. Niblock 05) Richard W. Dreiling 11) Eric C. Wiseman 06) Dawn E. Hudson Lowe’s Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2012. 3. Advisory approval of the Company’s executive compensation. 4. Approval of an amendment to the Lowe’s Companies Employee Stock Purchase Plan – Stock Options For Everyone – to increase the number of shares authorized for issuance under the Plan. Lowe’s Board of Directors recommends you vote AGAINST the following proposals: 5. Shareholder proposal regarding report on political spending. 6. Shareholder proposal regarding executive severance agreements. 7. Shareholder proposal regarding executive stock retention requirements. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. M45181-P22120

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